SATUIT CAPITAL MICRO CAP FUND

                                   A SERIES OF

                         SATUIT CAPITAL MANAGEMENT TRUST
                         THE HAUPPAUGE CORPORATE CENTER
                                150 MOTOR PARKWAY
                            HAUPPAUGE, NEW YORK 11788
                                 (631) 951-0500



                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------



                          _______________________, 2000


                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

Investment Objective, Policies and Restrictions........................... 2
Trustees and Executive Officers...........................................15
Investment Advisory and Other Services....................................16
Portfolio Transactions and Allocation of Brokerage........................20
Taxation..................................................................21
Ownership of Shares.......................................................22
Purchase of Shares........................................................22
Redemption of Shares......................................................24
Dividends and Distributions...............................................22
Net Asset Value ..........................................................22
Performance Comparisons...................................................23
Counsel and Independent Auditors..........................................25
Other Information.........................................................25
Appendix..................................................................25


This Statement of Additional Information ("SAI") provides general information about the Satuit Capital Micro Cap Fund (the "Fund"). This SAI is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated _______________, 2000. Copies of the Prospectus may be obtained from the Fund by writing the Fund's Administrator at American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788 or by calling
(631) 951-0500.

                                    GLOSSARY

As used in this SAI, the following terms have the meanings listed.

"ADS" means American Data Services, Inc., the administrator, fund accountant, and transfer and distribution disbursing agent of the Fund.

"Adviser" means Satuit Capital Management, LLC.

"Board" means the Board of Trustees of the Trust.

"Code" means the Internal Revenue Code of 1986, as amended.

"Custodian" means the custodian of the Fund's assets.

"Fund" means the Satuit Capital Micro Cap Fund, a separate series of the Trust.

"Moody's" means Moody's Investors Service.

"NRSRO" means a nationally recognized statistical rating organization.

"NAV" means net asset value.

"SEC" means the U.S. Securities and Exchange Commission.

"S&P" means Standard & Poor's.

"Trust" means Satuit Capital Management Trust, a Delaware business trust that is registered with the SEC as an open-end, management investment company, commonly referred to as a "mutual fund".

"U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

"1933 Act" means the Securities Act of 1933, as amended.

"1940 Act" means the Investment Company Act of 1940, as amended.

THE FUND
--------

The Satuit Capital Micro Cap Fund (the "Fund") is a series of Satuit Capital Management Trust, a Delaware business trust organized on August 29th, 2000. The Fund's principal office is located at c/o American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788. The Fund is a diversified, open-end management investment company.

INVESTMENT OBJECTIVE AND STRATEGIES
-----------------------------------

The Fund's investment objective is to provide investors with long-term capital appreciation. The Fund seeks to achieve its investment objective by investing at least 85% of its net assets in a diversified portfolio of domestic common stocks with market capitalizations under $500 million. The Adviser will select portfolio securities which the Adviser believes exhibit reasonable valuations and have favorable growth prospects. The Adviser may utilize various trading techniques to enhance Fund performance including engaging in short sales.

The Adviser utilizes proprietary quantitative analysis of both value and growth characteristics to rank U.S. companies with market capitalizations under $500 million (micro-cap companies). Valuation and growth characteristics are equally weighted for purposes of ranking potential investments securities. Valuation analysis is used to determine the inherent value of the company by analyzing financial information such as a company's price to book, price to sales, return on equity, and return on assets ratios. Growth analysis is used to determine a company's potential for long-term dividends and earnings growth due to market-oriented factors such as growing market share, the launch of new products or services, the strength of its management and market demand. The highest ranked companies derived from the Adviser's analysis-- companies that display the most reasonable valuations with the most favorable growth prospects-- are listed on what the Adviser refers to as the Focus List.

The Adviser selects portfolio securities for investment by the Fund by subjecting the top 20% of the common stocks on the Focus List to a qualitative analysis of each company's valuation and growth characteristics in order to determine whether these characteristics are sustainable over the long term. Such analysis includes a more detailed review of each company's competitive position in its particular market sector, its business prospects and financial statements. The Adviser also regularly conducts personal interviews with company management, customers, suppliers and Wall Street analysts who provide research about the company's common stock in the stock market.

INVESTMENT POLICIES AND RESTRICTIONS
------------------------------------

The following paragraphs provide a more detailed description of the Fund's investment policies and restrictions identified in the Prospectus. Unless otherwise noted, the policies described in this SAI are not fundamental and may be changed by the Board of Trustees of the Trust.

INVESTING IN MUTUAL FUNDS
-------------------------
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund can give no assurance that its investment objective will be achieved.

ILLIQUID SECURITIES.
--------------------
The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase are illiquid. The Adviser will monitor the amount of illiquid securities in the Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of the Fund's portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Trust's Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

RESTRICTED SECURITIES. The SEC Staff currently takes the view that any delegation by the Board of Trustees of the authority to determine that a restricted security is readily marketable (as described in the investment restrictions of the Fund) must be pursuant to written procedures established by the Board of Trustees. It is the present intention of the Board of Trustees that, if the Board of Trustees decide to delegate such determinations to the Adviser or another person, they would do so pursuant to written procedures, consistent with the Staff's position. Should the Staff modify its position in the future, the Board of Trustees would consider what action would be appropriate in light of the Staff's position at that time.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement involves the purchase by the Fund of the securities with the condition that after a stated period of time the original seller will buy back the same securities at a predetermined price or yield. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the Fund's collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

SECURITIES LOANS. The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to a lender-Fund an amount equal to any dividends or interest received on securities lent. The Fund retains all or a portion of the interest received on the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

EQUITY INVESTING GENERALLY.
--------------------------
An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the general condition of the stock market may deteriorate. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value according to various unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction and global or regional political, economic and banking crises. A decline in the general market value of the equity securities held by the Fund may result in an adverse effect on the value of your investment. There can be no assurances that the Fund will be able to absorb (without significant loss of a portion of your investment), the potentially negative effects of such market decline.

STOCK MARKET VOLATILITY
-----------------------
Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund is subject to the general risk that the value of the Fund's investments may decline if the stock markets perform poorly. There is a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

COMMON STOCK
------------
Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

SMALL COMPANIES.
---------------
The Fund may invest in companies with small market capitalization (i.e., less than $500 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the value of Fund shares to be more volatile than the shares of mutual fund investing primarily in larger company stocks.

TEMPORARY INVESTMENTS
---------------------
The Fund may, as a temporary defensive measure, invest without limitation, in short-term debt securities and money market securities with a rating of A2-P2 or higher.

In order to have funds available for redemption and investment opportunities, the Fund may also hold a portion of its assets in cash or U.S. short-term money market instruments. Certificates of deposit purchased by the Fund will be those of U.S. banks having total assets at the time of purchase in excess of $1 billion, and bankers' acceptances purchased by the Fund will be guaranteed by U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion. The Fund anticipates that not more than 10% of its total assets will be so invested or held in cash at any given time, except when the Fund is in a temporary defensive posture.

INVESTMENT RESTRICTIONS
-----------------------
In addition to the principal investment objectives, policies and risks set forth in the Prospectus and in this SAI, the Fund is subject to certain fundamental and non-fundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of the Fund's outstanding securities, as defined in the Investment Company Act of 1940 ("1940 Act"), as amended. Non-fundamental investment restrictions of the Fund may be changed by the Board of Trustees.

FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------

As fundamental investment restrictions, the Fund will not:

        1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of the Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer;

        2. Issue any senior securities, as defined in the 1940 Act, except as set forth in restriction number 3 below;

        3. Borrow amounts in excess of 33 1/3% of the market value of its total assets, and then only from a bank and as a temporary measure for extraordinary or emergency purposes. To secure any such borrowing, the Fund may pledge or hypothecate all or any portion of the value of its total assets;

        4. Act as an underwriter of securities of other issuers, except insofar as the Trust may be technically deemed an underwriter under the federal securities laws in connection with the disposition of the Fund's portfolio securities;

        5. Purchase or sell real estate or commodities, including oil, gas or other mineral exploration or developmental programs or commodity futures contracts;

        6. Make loans, in the aggregate, exceeding 33 1/3% of the Fund's total assets or lend the Fund's portfolio securities to broker-dealers if the loans are not fully collateralized;

        7. Invest in other registered investment companies, except as permitted by the 1940 Act;

        8. Purchase from or sell to any officer or trustee of the Trust or its Adviser any securities other than the shares of beneficial interest of the Fund; or

        9. Concentrate investments, or invest 25% or more of its assets, in any one industry. This limitation shall not apply to securities issued or guaranteed by the U.S. Government.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
---------------------------------------
The Fund is subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Trustees without shareholder approval.

        The Fund will not:

        1. Acquire securities for the purpose of exercising control over management;

        2. Invest more than 15% of its net assets in illiquid securities. In the event that such illiquid securities comprise more than 15% of the Fund's assets due to appreciation or other like cause not related to direct investment, the Fund shall not purchase additional portfolio securities until such time as the Fund holds 15% or less in such illiquid securities; or

        3. Purchase additional portfolio securities if borrowings exceed 10%.

Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether its has complied with its investment restrictions.

TRUSTEES AND OFFICERS
---------------------
The business of the Fund is managed under the direction of the Board of Trustees ("the Board") of the Trust. The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund's shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees are listed below along with a description of their principal occupations over at least the last five years. Trustees who are interested persons, as defined by the 1940 Act, are indicated by asterisk.


--------------------------------------- ----------------------------------------------------- -------------------------------
                 NAME (AGE) AND                    PRINCIPAL OCCUPATION AND OTHER
                    ADDRESS                        BUSINESS EXPERIENCE DURING THE             POSITIONS HELD WITH THE TRUST
                                                             PAST FIVE (5) YEARS
--------------------------------------- ----------------------------------------------------- -------------------------------
--------------------------------------- ----------------------------------------------------- -------------------------------


ROBERT J. SULLIVAN* (__)                Managing  Director and Chief  Investment  Officer of  Chairman of the Board, President
5 Driftwood Lane                        Satuit Capital  Management,  LLC, formerly Portfolio  and Treasurer
Scituate, Massachusetts  02066          Manager  and  Senior   Equity   Analyst  at  Cadence
                                        Capital  Management  from  ________ to  _______,  an
                                        institutional  asset management firm;  Institutional
                                        Equity  Sales  Trader at  Fidelity  Capital  Markets
                                        from   ____   to   _____;   and   Customer   Service
                                        Representative  at Bridge  Information  Systems from
                                        _____ to _____.
--------------------------------------- ----------------------------------------------------- -------------------------------

MICHAEL D. MUFFOLETTO (__)                                                                                Trustee
194 Ocean Drive West
Stamford, CT  06902

--------------------------------------- ----------------------------------------------------- -------------------------------

KEVIN M. HAGGERTY (__)                                                                                    Trustee
200 Highland Road
Rye, NY  10580
--------------------------------------- ----------------------------------------------------- -------------------------------


OFFICERS
In addition to Mr. Sullivan, the officers of the Trust are ____________ (___________), ____________ (________________), and -------------

(------------).


AUDIT COMMITTEE
---------------
The members of the Audit Committee of the Board of Trustees are Messrs. Muffoletto and Haggerty. Mr. Haggerty acts as the chairperson of such committee. The Audit Committee oversees the Fund's financial reporting process, reviews audit results and recommends annually to the Trust a firm of independent certified public auditors.

COMPENSATION
------------
No Trustee will receive any compensation for their service as Trustees of the Trust. However, each Trustee who is not affiliated with the Trust or the Adviser, will be reimbursed for expenses incurred in connection with attending Board and committee meetings. Similarly, none of the executive officers receive compensation from the Fund. As of the date of this Statement of Additional Information, the Trust has not commenced operation and no compensation has been paid. The following tables provide information on all expense reimbursements made to the Trustees to date.


-------------------------- ----------------------- ----------------------- ---------------------- -----------------------------
NAME AND POSITION          AGGREGATE               PENSION OR RETIREMENT      ESTIMATED ANNUAL    TOTAL COMPENSATION FROM
                           COMPENSATION FROM       BENEFITS ACCRUED AS        BENEFITS UPON       FUND AND FUND COMPLEX PAID
                           FUND                    PART OF FUND EXPENSES      RETIREMENT          TO TRUSTEES**
-------------------------- ----------------------- ----------------------- ---------------------- -----------------------------
Robert J. Sullivan**                None                    None                     None              None
Michael D. Muffoletto               None                    None                     None              None
Kevin M. Haggerty                   None                    None                     None              None

*"Interested person" as defined under the 1940 Act.


PORTFOLIO TURNOVER
------------------
In order to qualify for the beneficial tax treatment afforded regulated investment companies, and to be relieved of Federal tax liabilities, the Fund must distribute substantially all of their net income to shareholders generally on an annual basis. Thus, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or borrow cash in order to satisfy the distribution requirement. The Fund does not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
---------------------------------------------------
A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this SAI, the Fund could be deemed to be under the control of the Adviser, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Trust on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Adviser's control will be diluted until such time as the Fund is controlled by its shareholders.

MANAGEMENT OWNERSHIP
--------------------
As a group, the officers and Trustees of the Fund own less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------

THE ADVISER
-----------
Satuit Capital Management LLC (the "Adviser"), 5 Driftwood Lane, Scituate, Massachusetts 02066, serves as investment adviser to the Fund. Subject to the general supervision and control of the Board, the Adviser makes investment decisions for the Fund. The Adviser is a privately held corporation that is registered as an investment adviser with the U.S. Securities & Exchange Commission.

Under the terms of its investment advisory agreement with the Fund, the Adviser is responsible for formulating the Fund's investment programs and for making day-to-day investment decisions and engaging in portfolio transactions. The Adviser also furnishes corporate officers, provides office space, services and equipment and supervises all matters relating to the Fund's operations. For its services, the Adviser receives an advisory fee at an annual rate of 1.50% of the average daily net assets of the Fund.

The Adviser also receives a shareholder servicing fee from the Fund pursuant to a Shareholder Servicing Agreement in an amount equal to 0.25% of the Fund's average daily net assets. The Adviser is responsible for paying a portion of these shareholder servicing fees to various shareholder servicing agents which have a written shareholder servicing agreement with the Adviser and which perform shareholder servicing functions and maintenance of shareholder accounts on behalf of their clients who own shares of the Fund.

CONTROL OF THE ADVISER
----------------------
The Adviser is wholly-owned and controlled by Mr. Robert J. Sullivan, who is also the Managing Director and Chief Investment Officer of the Adviser.

INVESTMENT ADVISORY AGREEMENT
-----------------------------
The Adviser acts as the investment adviser to the Fund pursuant to an Investment Advisory Agreement which has been approved by the Board of Trustees (including a majority of the Trustees who are not parties to the agreement, or interested persons of any such party). Under the terms of the investment advisory agreements between the Trust and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund's investment portfolio. The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund. In addition, the Adviser pays the salaries and fees of all officers of the Trust who are affiliated with the Adviser.

The Investment Advisory Agreement remains in effect initially for a two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the1940 Act) and, in either case, by a majority of the Trustees who are not interested persons of the Trust or the Adviser. The Adviser's investment decisions are made subject to the direction and supervision of the Board of Trustees. The Investment Advisory

Agreement provides that the Adviser shall not be liable to the Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of the Advisor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party upon 60 days' written notice. No person other than the Adviser regularly furnishes advice to the Fund with respect to the desirability of the Fund's investing in, purchasing or selling securities.

CODE OF ETHICS
--------------
The Board of Trustees has determined that the personnel of the Trust may engage in personal trading in compliance with general fiduciary principles that are incorporated into the Trust's Code of Ethics. This Code of Ethics substantially complies in all respects with Rule 17j-1 under the 1940 Act. It is noted that under the Code: (1) the disinterested Trustees of the Trust are not required to pre-clear personal securities transactions, and (2) the disinterested Trustees need not report transactions where they were not provided with information about the portfolio transactions contemplated for the Fund or executed for the Fund for a period of 15 days before and after such transactions.

ADMINISTRATOR
-------------
The Administrator of the Fund is American Data Services, Inc. ("ADS" or the "Administrator"), which has its principal office at The Hauppauge Corporate Center, 150 Motor Parkway, Hauppauge, New York 11788. ADS is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds through its offices in New York, Denver and Los Angeles and as of the date of this Prospectus had assets under administration in excess of $4 billion.

Pursuant to an Administrative Service Agreement with the Trust on behalf of the Fund, the Administrator provides all administrative services necessary for the Fund, subject to the supervision of the Trust's Board of Trustees. The Administrator will provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administrative Service Agreement is terminable by the Board of Trustees of the Trust or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and is subject to annual approval of the Board of Trustees for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administrative Service Agreement, the Administrator provides all administrative services, including, without limitation: (i) provides services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Registration Statement and the Fund's Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the

Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) preparing , but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board of Trustees and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

The Administrator, pursuant to a Fund Accounting Service Agreement in place with the Trust, on behalf of the Fund, provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Adviser; and
(vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

ADMINISTRATOR'S FEES
--------------------
For the services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee based on the Fund's average net assets as set forth in the Prospectus. In addition, the Fund pays the Administrator for any out-of-pocket expenses. These fees are set forth in the Fund's Prospectus.

In return for providing the Fund with all fund accounting related services, the Fund pays the Administrator a monthly fee based on the Fund's average net assets, plus any out-of-pocket expenses for such services.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
-------------------------------------------------------
Union Bank of California (the "Custodian"), located at 350 California Street, San Francisco, California 94104, serves as custodian for the Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.

American Data Services, Inc., the Fund's Administrator, also acts as the Fund's transfer and dividend disbursing agent. The Fund pays American Data Services, Inc. the greater of $900 per month or $9.00 per year per account, plus out-of-pocket expenses, for rendering such transfer and dividend agency services.


DISTRIBUTOR
-----------
AmeriMutual Fund Distributors, Inc. ("the Distributor"), an affiliate of the Administrator, has entered into a Distribution Agreement with the Trust, on behalf of the Fund, to serve as the principal underwriter for the Fund and the distributor for the Fund's shares.

The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement described above. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933.


OTHER EXPENSES
--------------
The Fund pays certain operating expenses that are not assumed by the Adviser, the Trust or any of their respective affiliates. These expenses, together with fees paid to the Adviser, the Administrator, the Custodian, the Distributor and the Transfer Agent, are deducted from the income of the Fund, respectively, before dividends are paid. These expenses include, but are not limited to, organizational costs and expenses of officers and Trustees who are not affiliated with the Adviser, the Trust or any of their respective affiliates, taxes, interest, legal fees, custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and various state securities laws, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE
--------------------------------------------------
The Fund's assets are invested by the Adviser in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the Adviser is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

U.S. Government securities generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread.

In placing orders for the purchase and sale of portfolio securities for the Fund, the Adviser will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The Adviser will select broker-dealers to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

When consistent with the objectives of prompt execution and favorable net price, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts that it manages, as opposed to solely benefiting one specific managed fund or account.

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Adviser may receive brokerage and research services and other similar services from many broker-dealers with which the Adviser may place the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Adviser. Where the services referred to above are not used exclusively by the Adviser for research purposes, the Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to the Adviser and its affiliates in advising a variety of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser and its affiliates receive these services even though the Adviser might otherwise be required to purchase some of these services for cash.

As permitted by Section 28(e) of the 1934 Act, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Adviser an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Adviser's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. The Adviser does not currently intend to cause the Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the Adviser will use its best effort to obtain the most favorable price and execution available with respect to such transactions, as described above.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

TAXATION
--------
The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, the Fund will not incur federal income or state taxes on its net investment company taxable income and on net realized capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital losses carryovers from the prior 8 years) to the extent distributed as dividends to shareholders.

To qualify as a regulated investment company, the Fund must, among other things
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and 90% of its net exempt interest income each taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund. A distribution will be treated as paid on December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions paid by the Fund from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund.

Distributions paid by the Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year.

Any redemption or exchange of the Fund's shares is a taxable event and may result in a capital gain or loss. A gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term, mid-term or short-term generally depending upon the shareholder's holding period for the shares. Any loss realized on a disposition will be disallowed by "wash sale" rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes.

Ordinarily, distributions and redemption proceeds paid to Fund shareholders are not subject to withholding of federal income tax. However, 31% of the Fund's distributions and redemption proceeds must be withheld if a Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences. To determine whether the Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.


VOTING AND OWNERSHIP OF SHARES
------------------------------
Each share of the Fund has one vote in the election of Trustees. Cumulative voting is not authorized for the Fund. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Fund and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

On _____________, 2000, the Adviser invested $100,000 in shares of the Fund at $10.00 per share, as seed capital. The Adviser will control the Fund until public shareholders begin investing in the Fund thereby diluting the ownership of Fund shares by the Adviser.

The authorized capitalization of Satuit Capital Management Trust consists of 1 billion shares of beneficial interest of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable..

PURCHASE OF SHARES
------------------
Shares of the Fund may be purchased at the net asset value per share next determined, plus any applicable sales load, after receipt of an order by the Fund's Transfer Agent in proper form with accompanying check or other bank wire payment arrangements satisfactory to the Fund. The minimum initial investment in the Fund is $5,000 (except for individual retirement accounts for which the minimum initial investment is $1,000) and the minimum subsequent investment is $1,000 (except for individual retirement accounts for which the minimum subsequent investment is $250).

REDEMPTION OF SHARES
--------------------
Redemption of shares, or payment for redemptions, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

Shareholders who purchased shares through a broker-dealer may also redeem such shares by written request to the Transfer Agent which shares are held by the Transfer Agent at the address set forth in the Prospectus. To be considered in "good order", written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, including either the social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $5,000 or more or redemption proceeds are to be paid by someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record. Share purchases and redemptions are governed by Delaware state law.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
Net investment income, if any, is declared as dividends and paid annually. Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis. Dividends and distributions are payable to shareholders of record at the time of declaration.

Distributions from the Fund are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

NET ASSET VALUE
---------------
The price per share of the Fund is referred to as the Fund's "net asset value." The method for determining the Fund's net asset value is summarized in the Prospectus in the text following the heading "WHEN AND HOW NAV IS DETERMINED". The net asset value of the Fund's shares is determined on each day on which the NYSE is open, provided that the net asset value need not be determined on days when no Fund shares are tendered for redemption and no order for Fund shares is received. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, President's Day, Good Friday, Martin Luther King, Jr. Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

PERFORMANCE COMPARISONS
-----------------------
Total return quoted in advertising and sales literature reflects all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value during the period.

The Fund's total return must be displayed in any advertisement containing the Fund's yield. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                 P(1 + T)n = ERV

Where:

           P    =      a hypothetical initial investment of $1000

           T    =      average annual total return

           n    =      number of years
           ERV         = ending redeemable value of a
                       hypothetical $1000 payment made at the
                       beginning of the 1-, 5- or 10-year
                       periods at the end of the 1-, 5-or
                       10-year periods (or fractions
                       thereof).

Because the Fund has not had a registration in effect for 1, 5 or 10 years, the period during which the registration has been effective shall be substituted.

Average annual total return is calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annual compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual total return of 7.18%, which is the steady annual rate that would result in 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

In addition to average annual total returns, the Fund may quote unit asset value or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period. Performance information may be quoted numerically or in a table, graph, or similar illustration.

The Fund's performance may be compared with the performance of other funds with comparable investment objectives, tracked by fund rating services or with other indexes of market performance. Sources of economic data that may be considered in making such comparisons may include, but are not limited to, rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; data provided by the Investment Company Institute; major indexes of stock market performance; and indexes and historical data supplied by major securities brokerage or investment advisory firms. The Fund may also utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

The agencies listed below measure performance based on their own criteria rather than on the standardized performance measures described in the preceding section.

           Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

           Morningstar, Inc. distributes mutual fund ratings twice a month. The ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent the fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 1-year, 3-year, 5-year, 10-year and overall performance. The performance factor for the overall rating is a weighted-average assessment of the fund's 1-year, 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investor Service, Inc.

           CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

Independent publications may also evaluate the Fund's performance. The Fund may, from time to time, refer to results published in various periodicals, including Barrons, Financial World, Forbes, Fortune, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

COUNSEL AND INDEPENDENT AUDITORS
--------------------------------
Legal matters in connection with the Trust, including the issuance of shares of beneficial interest of the Fund, are passed upon by Spitzer & Feldman PC, 405 Park Avenue, New York, New York 10022. McCurdy & Associates, CPAs, Inc., 27955 Clemens Road, Westlake, Ohio 44145 have been selected as independent auditors for the Fund.

OTHER INFORMATION
-----------------
The investment adviser for the Fund is Satuit Capital Management, LLC, a recently formed Delaware limited liability company which was registered as an investment adviser with the SEC on August 16, 2000. The Trust has filed a registration statement under the Securities Act of 1933 and the 1940 Act with respect to the shares offered. Such registrations do not imply approval or supervision of the Fund or the Adviser by the SEC.

For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, D.C. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this SAI concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

FINANCIAL STATEMENTS
--------------------
There is no annual report available for the Fund at this time.